Penn Series Funds, Inc.

Mid Cap Value Fund

Supplement dated December 14, 2011 to the Prospectus dated May 1, 2011, as supplemented August 25, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Portfolio Manager Change for the Mid Cap Value Fund

Effective immediately, S. Basu Mullick, Vice President of Neuberger Berman Management LLC, the investment sub-adviser to the Mid Cap Value Fund (the “Fund”), no longer serves as the portfolio manager of the Fund.

As a result of the foregoing, the following changes are being made to the Prospectus:

•	The sub-section Portfolio Manager in the FUND SUMMARY: MID CAP VALUE FUND section of the Prospectus is hereby deleted and replaced with the following:

Portfolio Manager

Michael C. Greene, a managing director of Neuberger Berman Management LLC, has served as portfolio manager of the Fund since December 2011.

•	The second paragraph under the heading Neuberger Berman Management LLC in the Sub-Advisers sub-section in the MANAGEMENT section of the Prospectus is hereby deleted and replaced with the following:

Michael C. Greene is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Greene joined the firm in 2008. He has been the portfolio manager of the Fund since December 2011. Prior to joining the firm, Mr. Greene was chief executive officer and chief investment officer from 1985 to 2008 at another investment adviser that was acquired by Neuberger Berman in 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM5618

Penn Series Funds, Inc.

Mid Cap Value Fund

Supplement dated December 14, 2011 to the Statement of Additional Information (the “SAI”) dated May 1, 2011, as supplemented August 25, 2011

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Portfolio Manager Change for the Mid Cap Value Fund

Effective immediately, S. Basu Mullick, Vice President of Neuberger Berman Management LLC, the investment sub-adviser to the Mid Cap Value Fund (the “Fund”), no longer serves as the portfolio manager of the Fund.

As a result of the foregoing, the information under the heading Neuberger Berman Management LLC (“Neuberger Berman”) in the section Portfolio Managers is hereby deleted in its entirety and replaced with the following:

Neuberger Berman Management LLC (“Neuberger Berman”): Investment Sub-Adviser to the Mid Cap Value Fund (the “Fund”).

Compensation.  Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees. Neuberger Berman is also focused on creating a compensation process that they believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula. In addition, the bonus may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

Incentive Structure

As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.

The terms of its long-term retention incentives are as follows:

•

Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the common equity owned by all employees, and the same proportion of the preferred interests owned by employees.

Employee equity and preferred stock will be subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

•

Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman’s investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and 50% after three years. The contingent amounts under the 2011 CCP will vest in 1/3 increments each year over a three year period. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•

Restrictive Covenants. Select senior professionals who have received equity grants have agreed to restrictive covenants which may include non-compete and non-solicit restrictions depending on participation.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund, as of September 30, 2011.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of September 30, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Michael Greene	0	$0	0	$0	2	$85

*	Other Accounts include separate accounts, sub-advised accounts and managed accounts (WRAP).

Conflict of Interest:  While the portfolio manager’s management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund and the management of other accounts, which might have similar investment objectives or strategies as the Fund or track the same index the Fund tracks. Other accounts managed by the portfolio manager may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

As a result of the portfolio manager’s day-to-day management of the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. While it is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Fund and one or more of the other mutual funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM5624